UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2013

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

 (Ticker Symbol: SGAGX)

ANNUAL REPORT
September 30, 2013

SGA Global Growth Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Supplemental Information	21
Expense Example	25

This report and the financial statements contained herein are provided for the general information of the shareholders of the SGA Global Growth Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

www.sgafunds.com

Performance Review

For the year ended September 30, 2013, the SGA Global Growth Fund returned 11.21%, trailing both the 19.16% return of the MSCI World Growth Index and the 20.21% return of the MSCI World Index.

Market Overview

The global equity markets climbed a proverbial wall of worry over the past twelve months, overcoming a series of potential headwinds for stocks— escalating geopolitical tensions in the Middle East, continued pressure on emerging economies, uneven economic data in many regions, deceleration in corporate profit growth worldwide and government polarization in the U.S. over the federal budget and debt ceiling (resulting in an October 1 government shutdown). Nonetheless, stocks continued to rally.  The advances were more pronounced in developed markets, while emerging markets continued to lag.

The market’s advance has been driven in large part by the lack of attractive alternatives for investors. Although global bond yields have risen since May, they remain low by historical standards, and yields on cash-equivalent investments such as money market funds and bank accounts are near zero. Investors are increasingly looking to equity markets around the world for higher return potential and higher income, driving the price/earnings multiples higher in the process.

In this environment, the Fund posted a solid absolute return for the year but trailed the returns of the broad MSCI World Index and the growth-oriented MSCI World Growth Index. Several market trends served as headwinds to performance. For example, large-company stocks meaningfully underperformed mid- and small-cap stocks around the globe. Furthermore, so-called “dynamic” stocks—those with greater earnings variability, price volatility, and leverage—outperformed the stocks that have relatively stable earnings growth and stronger balance sheets. In addition, emerging markets stocks continued to lag the performance of developed markets. On average, the Fund’s portfolio derives more than a third of its revenues from emerging markets, and although we believe this exposure to rapidly growing emerging economies will be beneficial in the long run, it was a drag on performance recently.

Despite these headwinds we are increasingly confident that a number of factors should have a positive impact going forward. In our view, an environment of muted economic activity and slowing corporate profit growth, companies with the characteristics we seek—high levels of quality, strong, consistent growth in revenues, profits, and cash flow—are well poised to attract increasing investor demand.

Leaders

The Fund’s holdings in the information technology and financial sector were top contributors to performance during the reporting period. The top contributor in the portfolio was U.S. custodian bank State Street. Finding companies in the financial sector that meet our investment criteria is challenging because traditional banks and brokerage companies are highly dependent on the vagaries of lending and interest rate fluctuations, thereby reducing the predictability of their revenues and earnings. State Street, however, is a global trust bank.  The company’s revenues are driven primarily by fees on custodial and trust assets, not by interest rate spreads. In the first quarter, three elements drove the stock price appreciation: 1) the broad global equity market rally boosted the value of assets held in custody at State Street, contributing to higher fee income; 2) the company benefitted from a mix shift as its institutional customers moved assets away from money market instruments towards equities in general and global equities in particular and 3) the trend toward equities is also allowing State Street to sell more of its higher margin ancillary services (such as foreign exchange).

In the information technology sector top contributors included credit card processor Visa and semiconductor design firm ARM Holdings.  Visa continued to deliver robust revenue and earnings growth thanks to healthy credit card volumes. Furthermore, debit card usage began to recover after diminishing in the first half of 2012 because of regulatory limits on bank fees that made debit cards less profitable for banks, thus leading financial institutions to promote other methods of payment.  Despite the stock’s strong performance over the past two years we continue to view Visa as a beneficiary of the secular shift toward electronic payments and the company remains in the portfolio.  ARM Holdings is a beneficiary of another secular shift, that being the growth in mobile computing devices.  ARM licenses processor designs to semiconductor manufacturers around the world, mainly for mobile devices such as cell phones and tablet computers. The company’s competitive advantages come from designs for processors that are very small and consume less power. ARM collects royalties from its licensees, and the company provides exposure to the rapidly expanding market for mobile devices.  While we continue to view the fundamentals of the business in a positive light, we have eliminated the company from the portfolio in keeping with our valuation discipline.

Other notable contributors to performance over the reporting period included Starbucks, the leading global roaster, marketer, and retailer of specialty coffee; MercadoLibre, which operates the leading e-commerce marketplace in Latin America; and Cerner, a global leader in providing information technology solutions to the healthcare industry.

Laggards

The largest detractor from portfolio results over the reporting period was consumer electronics maker Apple. The stock continues to be hurt by the realization – long-held by us - that the hyper growth of the past five years was transitioning to a more sustainable 10-15% growth rate, resulting in a significant shift in the investor base. The migration to slower growth has been accelerated by the slower adoption of the new iPhone, well publicized success of Samsung’s Galaxy phone, the higher level of competition in the tablet market and a slowdown in the Mac business.  Our positive view on the company is predicated on a belief that Apple will introduce evolutionary products going forward that will leverage the company’s significant competitive advantages and its platform-centric portfolio of products.  The markets the company serves (with the exception of the Mac business) grow rapidly and while we do not expect the company to gain share, it is still well positioned to participate in the underlying growth of its end markets. Additionally, the valuation remains attractive and the company is likely to return some of its prodigious cash flow to shareholders.  As a result, we are retaining our position in this stock.

The portfolio’s next most significant detractor was U.S.-based robotic surgical systems producer Intuitive Surgical. The company reported an unexpected drop in sales of new robotic surgical systems in July 2013.  The disappointing slowdown was a result of caution on the part of hospitals given the relatively soft economy and uncertainty regarding the implementation of the Affordable Care Act. Recent negative publicity highlighting a number of incidents resulting from the rapid adoption of the company’s robots for use in surgical categories where the clinical benefit of the equipment is less evident likely also had some impact. Finally, indications that some hospitals have reached the level of capacity where incremental equipment purchases are less urgent also contributed to the weakness. While we continue to believe that procedure growth will be strong, albeit on a decelerating trend, the decline in system sales led us to revise our earnings estimates for Intuitive Surgical downward and lower the company’s overall expected growth rate. With better growth opportunities elsewhere, we decided to eliminate the company from the portfolio.

Other notable decliners in the portfolio included Arcos Dorados, the largest McDonald’s franchisee in the world with exclusive rights to Latin America and the Caribbean; Shandong Weigao, a China-based medical device maker; and Australian beverage bottling company Coca-Cola Amatil.  We currently retain our holdings in each of these companies with the view that the underlying business fundamentals and valuation opportunity continue to merit a position in the portfolio.

Portfolio Changes

We are constantly seeking to boost the Fund’s portfolio growth prospects when we can do so at attractive valuations. Toward that end, we added twelve new stocks to the portfolio during the 12-month period and eliminated ten others.

Among the additions, eight were U.S.-based companies—Starbucks, industrial and construction supplies distributor Fastenal, mobile semiconductor company Qualcomm, online search firm Google, leading software-as-a-service provider Salesforce.com, U.S. home improvement retailer Lowe’s, veterinary diagnostic products and services provider Idexx Labs, and over-the-counter generic drug manufacturer Perrigo.  The internationally domiciled companies added to the portfolio were Swedish medical technology company Elekta, Mexican beverage producer FEMSA, Hong Kong–based life insurer AIA Group, and French pharmaceutical company Sanofi.

The ten stocks eliminated from the portfolio during the reporting period included four American companies—Intuitive Surgical, mining equipment producer Joy Global, online retailer Amazon.com, and open-source software provider Red Hat, as well as ARM Holdings, Chinese online search firm Baidu, online business products company VistaPrint, German-based medical care provider Fresenius Medical Care, offshore oil drilling services provider Transocean, and global brewer Anheuser-Busch Inbev.

Outlook

We are now five years removed from the credit crisis of 2008, which led to a global recession in 2009 from which we have not yet fully recovered. For most of the last five years, we have been consistent in our view that growth around the world is likely to remain scarce for some time. This viewpoint has been both accurate and unchanged; we continue to see few secular growth drivers on the horizon, and corporate profit growth across many economies is shrinking to the low-single-digits.

Our Fund’s portfolio of companies stands in stark contrast to the scarcity of growth in the broader economy. In the aggregate, we expect these companies to deliver profit growth in excess of 15% in 2013 and 16% over the next three years. By comparison, we currently estimate that aggregate corporate profits are likely to grow in the mid-single digit range during the same period.  Perhaps more telling is the portfolio’s revenue growth which we expect should be in excess of 10% in 2013.  By comparison, many companies around the world have been hard pressed to generate top line growth this year. The estimated superior growth rates of these companies should attract greater investor attention in the current environment, particularly after factoring in the valuation opportunity.  Although interest rates have gone up in recent months and the value of the Fund has increased, the enterprise yield of the portfolio (a measure of the true free cash flow yield of portfolio companies) is still elevated and notably higher than the yield on 10-year corporate or government obligations. We believe this combination of growth, quality, and valuation opportunity will lead to outperformance in the years ahead.

Mid and large cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

Distribution of the report must be preceded or accompanied by a current prospectus.

SGA Global Growth Fund
FUND PERFORMANCE at September 30, 2013 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Growth Index and MSCI World Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI World Growth Index is a free-float weighted index.  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

These indices do not reflect expenses, fees or sales charge, which would lower performance.  The indices are unmanaged, not available for investment.

Average Annual Total Returns as of September 30, 2013	6 Months	1 Year	Since Inception (12/31/10)
SGA Global Growth Fund	4.45%	11.21%	11.21%
MSCI World Growth Index	8.93%	19.16%	9.64%
MSCI World Index	8.87%	20.21%	9.50%

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 988-8SGA (8742).

Gross and net expense ratios for the Fund are 12.02% and 1.75%, respectively, which are the amounts stated in the prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s returns would have been lower.  The contractual fee waivers are in effect until January 31, 2023.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on the Fund distribution or the redemption of Fund shares is not reflected in the total returns.  Shares redeemed within 60 days of purchase will be charged 2.00% redemption fee.

SGA Global Growth Fund
SCHEDULE OF INVESTMENTS
As of September 30, 2013

Number of Shares		Value

	COMMON STOCKS – 96.2%
	BASIC MATERIALS – 6.2%
1,740	Monsanto Co.	$181,604
2,345	Novozymes A.S.	89,706
		271,310

	COMMUNICATIONS – 9.4%
3,340	eBay, Inc.*	186,339
150	Google, Inc. - Class A*	131,386
700	MercadoLibre, Inc.	94,437
		412,162

	CONSUMER, CYCLICAL – 17.2%
7,785	Arcos Dorados Holdings, Inc. - Class A	92,252
1,900	Fastenal Co.	95,475
3,637	Lowe's Cos., Inc.	173,158
1,780	Starbucks Corp.	137,007
1,981	Starwood Hotels & Resorts Worldwide, Inc.	131,637
1,799	Yum! Brands, Inc.	128,431
		757,960

	CONSUMER, NON-CYCLICAL – 30.6%
3,625	Cia de Bebidas das Americas - ADR	139,019
11,344	Coca-Cola Amatil Ltd.	129,748
2,186	Colgate-Palmolive Co.	129,630
2,272	Danone S.A.	171,015
5,335	Elekta A.B. - B Shares	85,835
915	Fomento Economico Mexicano S.A.B. de C.V. - ADR	88,837
890	IDEXX Laboratories, Inc.*	88,688
1,920	Nestle S.A.	134,277
755	Novo Nordisk A.S. - Class B	128,182
700	Perrigo Co.	86,366
870	Sanofi	88,236
80,827	Shandong Weigao Group Medical Polymer Co., Ltd. - Class H	79,307
		1,349,140

	ENERGY – 8.2%
2,269	National Oilwell Varco, Inc.	177,232
2,075	Schlumberger Ltd.	183,347
		360,579

	FINANCIAL – 10.9%
28,220	AIA Group Ltd.	132,624
2,512	State Street Corp.	165,164
965	Visa, Inc. - Class A	184,412
		482,200

	TECHNOLOGY – 13.7%
254	Apple, Inc.	121,094

SGA Global Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
2,668	Cerner Corp.*	$140,203
1,896	QUALCOMM, Inc.	127,715
1,720	Salesforce.com, Inc.*	89,285
1,703	SAP A.G. - ADR	125,886
		604,183

	TOTAL COMMON STOCKS (Cost $3,767,506)	4,237,534

	SHORT-TERM INVESTMENTS – 4.1%
180,099	Federated Treasury Obligations Fund, 0.01%1	180,099

	TOTAL SHORT-TERM INVESTMENTS (Cost $180,099)	180,099

	TOTAL INVESTMENTS – 100.3% (Cost $3,947,605)	4,417,633
	Liabilities in Excess of Other Assets – (0.3)%	(13,124)

	TOTAL NET ASSETS –100.0%	$4,404,509

ADR – American Depositary Receipt

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

SGA Global Growth Fund
SUMMARY OF INVESTMENTS
As of September 30, 2013

Security Type/Country	Percent of Total Net Assets
Common Stocks
United States	60.4%
France	5.9%
Denmark	4.9%
Argentina	4.2%
Brazil	3.2%
Switzerland	3.0%
Hong Kong	3.0%
Australia	2.9%
Germany	2.9%
Mexico	2.0%
Sweden	2.0%
China	1.8%
Total Common Stocks	96.2%
Short-Term Investments	4.1%
Total Investments	100.3%
Liabilities in Excess of Other Assets	(0.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

SGA Global Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2013

Assets:
Investments, at value (cost $3,947,605)	$4,417,633
Receivables:
Fund shares sold	53,486
Dividends and interest	5,447
Prepaid expenses	9,877
Total assets	4,486,443

Liabilities:
Payables:
Distribution fees (Note 7)	2,133
Offering costs - Advisor	38,946
Auditing fees	16,242
Fund accounting fees	5,763
Administration fees	5,601
Transfer agent fees and expenses	3,533
Legal fees	2,228
Custody fees	2,015
Chief Compliance Officer fees	1,649
Trustees' fees and expenses	413
Accrued other expenses	3,411
Total liabilities	81,934

Net Assets	$4,404,509

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$3,874,495
Accumulated net investment loss	(7,208)
Accumulated net realized gain on investments and foreign currency transactions	67,194
Net unrealized appreciation on investments	470,028
Net Assets	$4,404,509

Number of shares issued and outstanding	334,985
Net asset value per share	$13.15

See accompanying Notes to Financial Statements.

SGA Global Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2013

Investment Income:
Dividends (net of foreign tax withholding of $2,076)	$36,874
Interest	9
Total investment income	36,883

Expenses:
Administration fees	38,115
Fund accounting fees	33,550
Transfer agent fees and expenses	25,960
Advisory fees	25,620
Auditing fees	16,001
Registration fees	13,304
Chief Compliance Officer fees	11,522
Legal fees	11,501
Custody fees	9,071
Distribution fees (Note 7)	6,402
Trustees' fees and expenses	6,001
Miscellaneous	3,742
Shareholder reporting fees	3,698
Insurance fees	719
Total expenses	205,206
Advisory fees waived	(25,620)
Other expenses absorbed	(134,745)
Net expenses	44,841
Net investment loss	(7,958)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	80,450
Net change in unrealized appreciation/depreciation on investments	252,313
Net realized and unrealized gain on investments	332,763

Net Increase in Net Assets from Operations	$324,805

See accompanying Notes to Financial Statements.

SGA Global Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012

Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(7,958)	$(8,227)
Net realized gain on investments and
foreign currency transactions	80,450	36,985
Net change in unrealized appreciation/depreciation
on investments	252,313	318,782
Net increase in net assets resulting
from operations	324,805	347,540

Distributions to Shareholders:
From net realized gains	(36,837)	-
Total distributions to shareholders	(36,837)	-

Capital Transactions:
Net proceeds from shares sold	1,983,525	554,515
Reinvestment of distributions	36,837	-
Cost of shares redeemed	(810)	-
Net increase in net assets from capital transactions	2,019,552	554,515

Total increase in net assets	2,307,520	902,055

Net Assets:
Beginning of period	2,096,989	1,194,934
End of period	$4,404,509	$2,096,989

Accumulated net investment loss	$(7,208)	$(1,895)

Capital Share Transactions:
Shares sold	157,691	48,113
Shares reinvested	3,167	-
Shares redeemed	(66)	-
Net increase from capital share transactions	160,792	48,113

See accompanying Notes to Financial Statements.

SGA Global Growth Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Period December 31, 2010 through September 30, 2011

Net asset value, beginning of period	$12.04	$9.48	$10.00
Income from Investment Operations:
Net investment loss1	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss)
on investments and foreign currency	1.36	2.61	(0.48)
Total from investment operations	1.32	2.56	(0.52)

Less Distributions:
From net realized gains	(0.21)	-	-
Total distributions	(0.21)	-	-

Net asset value, end of period	$13.15	$12.04	$9.48

Total return2	11.21%	27.00%	(5.20)%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,405	$2,097	$1,195

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	8.00%	12.02%	28.14%	4
After fees waived and expenses absorbed	1.75%	1.75%	1.74%	4
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(6.56)%	(10.76)%	(26.92)%	4
After fees waived and expenses absorbed	(0.31)%	(0.49)%	(0.52)%	4
Portfolio turnover rate	39%	41%	48%	3

*	Commencement of operations.
1	Based on average shares outstanding during the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

SGA Global Growth Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2013

Note 1 – Organization
SGA Global Growth Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is long-term capital appreciation.  The Fund commenced investment operations on December 31, 2010.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policy consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted prior to when the Fund’s net asset value is next determined.  Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

SGA Global Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2013

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  For the year ended September 30, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

 (e) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Sustainable Growth Advisers, LP (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 1.75% of the Fund's average daily net assets until January 31, 2023.

SGA Global Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2013

For the year ended September 30, 2013, the Advisor waived all of its advisory fees and absorbed other expenses totaling $160,365.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they are waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At September 30, 2013, the amount of these potentially receivable expenses was $490,174.  The Advisor may recapture all or a portion of this amount no later than September 30 of the years stated below:

2014	$157,015
2015	172,794
2016	160,365

On January 1, 2013, IMST Distributors, LLC succeeded Grand Distribution Services, LLC as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator.  UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended September 30, 2013, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended September 30, 2013, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At September 30, 2013, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$3,971,191

Gross unrealized appreciation	530,405
Gross unrealized depreciation	(83,963)

Net unrealized appreciation (depreciation) on investments	$446,442

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

SGA Global Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2013

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2013, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (2,646)	$ 2,645	$ 1

As of September 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term gains	90,780
Tax accumulated earnings	90,780

Accumulated capital and other losses	(7,208)
Unrealized appreciation (depreciation) on investments	446,442
Unrealized appreciation (depreciation) on foreign currency	-
Total accumulated earnings	$530,014

As of September 30, 2013, the Fund had $7,208 of qualified late-year ordinary losses, which are deferred until fiscal year 2014 for tax purposes.  Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

The tax character of distributions paid during the fiscal year ended September 30, 2013 was as follows:

Distribution paid from:	2013
Ordinary income	$-
Long-term capital gains	36,837
Total distributions paid	$36,837

For Federal income tax purposes, the Fund designates long-term capital gain dividends of $36,837, or the amount determined to be necessary, for the tax year ended September 30, 2013.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 60 days of purchase.  For the year ended September 30, 2013, the Fund received $0 in redemption fees.

Note 6 – Investment Transactions
For the year ended September 30, 2013, purchases and sales of investments, excluding short-term investments, were $2,843,440 and $986,443, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to IMST Distributors, LLC effective January 1, 2013.  Prior to January 1, 2013, distribution fees were payable to the Advisor as the distribution coordinator.

SGA Global Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2013

For the year ended September 30, 2013, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

SGA Global Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2013

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of September 30, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks1	$4,237,534	$-	$-	$4,237,534
Short-Term Investments	180,099	-	-	180,099
Total Investments	$4,417,633	$-	$-	$4,417,633

1	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 10 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.  This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

On August 6, 2013, the Board of Trustees approved a plan of reorganization under which the Fund would be reorganized into a newly-created mutual fund under the American Beacon Funds trust, which is managed by American Beacon Advisors, Inc.  Sustainable Growth Advisers, LP, would continue to be responsible for the day-to-day portfolio management as the Fund’s investment sub-adviser.  A special meeting of the shareholders of the Fund was held on September 27, 2013, at which the shareholders of the Fund approved the Agreement and Plan of Reorganization and Termination.  On October 4, 2013, the American Beacon SGA Global Growth Fund acquired all the assets and assumed all the liabilities of the Fund pursuant to the Plan of Reorganization and Termination.  A brief description of the matter voted upon as well as the voting results are outlined below.

1. Approval of the Agreement and Plan of Reorganization and Termination, which provides for the reorganization of the SGA Global Growth Fund into the American Beacon SGA Global Growth Fund.

SGA Global Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2013

There were 330,544 shares outstanding on the record date of the special meeting of shareholders.  The percentage of shares outstanding and entitled to vote that were present by proxy were 94.12%.  The number of votes were as follows:

For	Against	Abstain	Total
311,095	-	-	311,095

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the SGA Global Growth Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 31, 2010 (commencement of operations) to September 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SGA Global Growth Fund as of September 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and for the period December 31, 2010 to September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 22, 2013

SGA Global Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 988-8SGA (8742).  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	71	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	71	None
William H. Young a (born 1950) Trustee	SinceNovember 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer anagement Company (1983-1996). Board Member Emeritus-NICSA.	71	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	71	Investment Managers Series Trust II, a registered investment company
Eric M. Banhazl b † (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	71	Investment Managers Series Trust II, a registered investment company
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A

SGA Global Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987-1998).
			N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/ Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

SGA Global Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At in-person meetings held on August 22-23, 2013, and September 17-18, 2013, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Sustainable Growth Advisers, LP (the “Investment Advisor”) with respect to the SGA Global Growth Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the MSCI World Index, the MSCI World Growth Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its World Large Growth fund category (the “Performance Universe”); reports regarding the investment advisory fees and total expenses of the Fund compared with those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its World Stock fund category (the “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund.  The Board noted that the materials they reviewed indicated that the annualized total return of the Fund for the one-year period ended June 30, 2013, was below the median returns of the Performance Universe (by 475 basis points), the median returns of the Performance Peer Group (by 301 basis points), the returns of the MSCI World Index (by 474 basis points), and the returns of the MSCI World Growth Index (by 279 basis points).  The Board noted, however, that in each of 2011 and 2012 the Fund had outperformed the MSCI World Growth Index, and of the ten calendar quarters for which performance was reported, the Fund’s returns had exceeded the average returns of the Performance Universe for eight quarters.

The Board also considered the overall quality of services provided by Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure and compliance procedures.  Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory. The Board noted that based on the recommendation of the Investment Advisor the Board had approved, subject to shareholder approval, a proposed reorganization of the Fund into a newly created series of another investment company. The proposed reorganization was approved by the Fund’s shareholders and the reorganization was effective at the close of business on October 4, 2013.

SGA Global Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund.  With respect to the advisory fees paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were higher than the medians of the Fund’s Expense Peer Group and the Expense Universe (by 20 basis points).  The Board noted, however, that in the year ended June 30, 2013, the Investment Advisor had waived its entire advisory fee and subsidized a portion of the Fund’s operating expenses.  In considering the total expenses paid by the Fund, the Board observed that the total expenses (net of fee waivers) were higher than the median expenses for the Expense Peer Group (by 25 basis points) and higher than the median expenses for the Expense Universe (by 33 basis points).  The Board noted, however, that the Fund’s asset size was significantly smaller than the average net assets of the funds in the Expense Peer Group and the Expense Universe.  The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended June 30, 2013, noting that the Investment Advisor had waived its entire advisory fee with respect to the Fund and subsidized a portion of the Fund’s operating expenses. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, including research services made available to them by broker-dealers that provide execution services to the Fund, and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.  As noted above, the Fund reorganized into a series of another investment company in October 2013.

SGA Global Growth Fund
EXPENSE EXAMPLE
For the Six Months Ended September 30, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 4/1/13 to 9/30/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	4/1/13	9/30/13	4/1/13 – 9/30/13
Actual Performance	$ 1,000.00	$ 1,044.50	$ 8.95
Hypothetical (5% annual return before expenses)	1,000.00	1,016.31	8.83

*
Expenses are equal to the Fund’s annualized expense ratio of 1.75% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

This page is intentionally left blank

This page is intentionally left blank

This page is intentionally left blank

SGA Global Growth Fund
a series of the Investment Managers Series Trust

Investment Advisor
Sustainable Growth Advisers, LP
301 Tresser Boulevard, Ste 1310
Stamford, Connecticut 06901

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
SGA Global Growth Fund	SGAGX	461418 592

Privacy Principles of the SGA Global Growth Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the SGA Global Growth Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 988-8SGA (8742) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 988-8SGA (8742) or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 988-8SGA (8742).  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SGA Global Growth Fund
P.O. Box 2175
Milwaukee, WI 53201
 Toll Free:  (888) 988-8SGA (8742)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-988-8742.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$13,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2013	FYE 9/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 9/30/2013	FYE 9/30/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	12/6/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	12/6/2013

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	12/6/2013